UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2013

PACIRA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5 Sylvan Way, Suite 100, Parsippany, New Jersey 07054

(Address of principal executive offices) (Zip Code)

(973) 254-3560

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

On September 11, 2013, Luke Evnin and Fred Middleton resigned from the Board of Directors of Pacira Pharmaceuticals, Inc. (the “Company”), effective September 30, 2013.  Neither Mr. Evnin’s nor Mr. Middleton’s decision to resign is the result of any disagreement with the Company on any matter relating to the Company’s operation, policies or practices.

Appointment of New Director

On September 11, 2013, the Board appointed Dennis L. Winger to serve as a Class I director until the 2015 Annual Meeting of Stockholders.

Mr. Winger has over 30 years of experience as a financial executive, with a focus on the life sciences industry.  Most recently, Mr. Winger was Senior Vice President and Chief Financial Officer of Applera Corporation, a life sciences company, from September 1997 until his retirement in December 2008.  Previously, Mr. Winger served as Senior Vice President, Finance and Administration, and Chief Financial Officer of Chiron Corporation, a biotechnology company acquired by Novartis International in 2006.  Mr. Winger currently serves as a director of Accuray Incorporated (NASDAQ: ARAY), a radiation oncology company, and Nektar Therapeudics (NASDAQ: NKTR), a clinical-stage biopharmaceutical company.  He previously served on the boards of Vertex Pharmaceuticals Incorporated, from 2009 to 2012, Cephalon, Inc., from 2003 to 2011, and Cell Genesys, Inc., from 2004 to 2009.  Mr. Winger also serves on the Board of Trustees of Siena College. Mr. Winger holds a B.A. in History from Siena College and an M.B.A. from Columbia University Graduate School of Business.

Mr. Winger has been appointed to the Audit Committee of the Board.  As compensation for his service on the Board and the Audit Committee, Mr. Winger will receive the Company’s standard compensation for non-employee directors.  There are no understandings or arrangements between Mr. Winger and any other person pursuant to which he was selected as a director.

Appointment of Dr. Kronenfeld to the Compensation Committee

On September 11, 2013, the Board appointed Mark A. Kronenfeld, M.D. to the Compensation Committee of the Board.  As previously disclosed in the Current Report on Form 8-K filed by the Company on June 14, 2013, Dr. Kronenfeld was appointed by the Board as a director on June 12, 2013.

A copy of the Company’s press release announcing the changes to the Company’s Board of Directors is attached hereto as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 12, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacira Pharmaceuticals, Inc.

Date: September 12, 2013	By:	/s/ James Scibetta
James Scibetta
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 12, 2013